UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 4, 2006 (January 3, 2006)

Panavision Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12391	13-3593063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6219 De Soto Avenue Woodland Hills, California	91367
(Address of Principal Executive Offices)	(Zip Code)

(818) 316-1000 (Registrant’s Telephone Number, Including Area Code) ___________________________________________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On January 3, 2006, Panavision completed the previously-announced redemption of all $64,792,000 aggregate principal amount of its outstanding Senior Subordinated Discount Exchange Notes due February 1, 2006 (CUSIP 693671AB5) (the "9 5/8% Notes"). In accordance with the notice of redemption mailed to holders on December 1, 2005, the redemption was completed when the redemption funds previously deposited with the trustee under the indenture governing the 9 5/8% Notes were released to the holders of the 9 5/8% Notes. The aggregate redemption price for the 9 5/8% Notes was $67,425,075, constituting an amount sufficient to repay the principal outstanding and accrued interest through the date of redemption.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANAVISION INC.

Date: January 4, 2006	By:	/s/ Damien M. Sullivan
Name: Damien M. Sullivan
Title: Vice President and General Counsel

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